UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2026

TRIPADVISOR, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-35362	80-0743202
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 1st Avenue

Needham, MA 02494

(Address of Principal Executive Offices) (Zip Code)

(781) 800-5000

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRIP	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Tripadvisor, Inc., a Nevada corporation (the “Company”), was held on June 29, 2026 (the “Annual Meeting”). According to the inspector of elections, the stockholders present by proxy represented 89,378,900 shares of common stock, entitled to one vote per share. The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes with respect to each proposal voted upon at the Annual Meeting are set forth below.

Proposal 1—Election of Directors. The stockholders voted on the election of ten directors of the Company, each to serve for a one-year term from the date of his or her election and until such director’s successor is elected or until such director’s earlier resignation or removal. Stockholders voted as follows:

Nominee	For	Withheld	Broker Non-Votes
Laura Bisesto	75,405,397	442,813	13,530,690

Trynka Shineman Blake	71,740,675	4,107,535	13,530,690

Andrew F. Cates	75,442,302	405,908	13,530,690

Alex Dichter	75,198,312	649,898	13,530,690

Dhiren R. Fonseca	75,080,905	767,305	13,530,690

Matthew Goldberg	70,681,710	5,166,500	13,530,690

Betsy Morgan	69,659,711	6,188,499	13,530,690

Jeremy Philips	63,709,557	12,138,653	13,530,690

Carl Sparks	75,378,060	470,150	13,530,690

Robert S. Wiesenthal	69,631,988	6,216,222	13,530,690

Accordingly, the foregoing nominees were elected to the Company’s board of directors.

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders voted on the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
87,665,400	1,623,170	90,330	0

Accordingly, the appointment of the independent registered public accounting firm was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRIPADVISOR, INC.

Date: July 1, 2026	By:	/S/ Linda C. Frazier
Linda C. Frazier
Chief Compliance Officer

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